                               THE MONY GROUP INC.
                             STATISTICAL SUPPLEMENT

                          AS OF AND FOR THE THREE-MONTH
                                 AND YEAR ENDED

                           DECEMBER 31, 2000 AND 1999

                TABLE OF CONTENTS

                The following information should be read in conjunction with the financial information of the Company, which has been filed with the Securities and Exchange Commission, and the explanation of the "Basis of Financial Information Presented" on the following page. .
                All amounts included herein are Unaudited. Certain total amounts herein cannot be recalculated due to rounding.

                BASIS OF FINANCIAL INFORMATION PRESENTED                    2

                ANALYST DATA                                                3

                CORPORATE OFFICES, PRINCIPAL SUBSIDIARIES AND RATINGS       4

                SUMMARY FINANCIAL INFORMATION                               5-6

                CONSOLIDATED RESULTS
Exhibit 1       Consolidated Combined Basis Income Statement                7
Exhibit 2       Consolidated Income Statement                               8
Exhibit 2A      Operating Income and Earnings Per Share                     9

                PROTECTION PRODUCTS SEGMENT
Exhibit 3       Protection Products Segment Description                     10
Exhibit 4       Combined Basis Income Statements                            11
Exhibit 5       Protection Income Statements                                12
Exhibit 5A      Group Pension Profits                                       13
Exhibit 5B      Closed Block                                                14
Exhibit 5C      Closed Block- Fixed Maturity by Credit Quality              15
Exhibit 6       Premiums and Inforce                                        16
Exhibit 7       Direct Premiums                                             17

                ACCUMULATION PRODUCTS SEGMENT
Exhibit 8       Accumulation Products Segment Description                   18
Exhibit 9       Accumulation Income Statements                              19
Exhibit 10      Accumulation Assets Under Management                        20

                OTHER SEGMENT
Exhibit 11      Other Products Segment Description                          21
Exhibit 12      Other/Unallocated Income Statements                         22

                INVESTMENTS                                                 23
Exhibit 13      Invested Assets                                             24
Exhibit 14      Investment Results                                          25
Exhibit 15      Fixed Income Credit Quality                                 26
Exhibit 15A     Equity Partnership                                          27
Exhibit 16      Mortgages                                                   28
Exhibit 17      Real Estate                                                 29
Exhibit 17A     Real Estate and Mortgages by Geography and Property Type    30

                HISTORICAL
Exhibit 18      Quarterly Earnings                                          31

                EXPENSES
Exhibit 19      Expense Ratio                                               32

                    BASIS OF FINANCIAL INFORMATION PRESENTED

On November 16, 1998, pursuant to an order by the New York Superintendent of Insurance approving its Plan of Reorganization (the "Plan"), The Mutual Life Insurance Company of New York ("MONY") converted from a mutual life insurance company to a stock life insurance company and became a wholly owned subsidiary of The MONY Group Inc., (the "MONY Group"), a Delaware corporation organized for the purpose of becoming the parent holding company of MONY. In connection with the Plan, MONY established, as required under the New York Insurance law, a closed block to fund the guaranteed benefits and dividends, at the then current dividend scales in effect, of certain participating insurance policies included therein and eligible policyholders of MONY received cash, policy credits, or shares of common stock in the MONY Group in exchange for their membership interests in MONY. Also, on November 16, 1998, the MONY Group consummated an initial public offering of approximately 12.9 million shares of its common stock at an initial offering price of $23.50 per share.

MONY's conversion to a stock life insurance company and the accompanying establishment of the Closed Block have significantly affected the presentation of MONY Group's consolidated financial statements. The most significant effects are as follows:

(i) the actual results of the policies included in the Closed Block are reflected as a single line item in the Company's statements of income, entitled "Contribution from the Closed Block", whereas, prior to the establishment of the Closed Block the results of such business were reported in various line items in the Company's income statement, including premiums, net investment income, net realized gains, benefits, amortization of deferred policy acquisition costs, etc.

(ii) all assets and liabilities allocated to the Closed Block are reported separately in the Company's balance sheet under the captions "Closed Block Assets" and "Closed Block Liabilities", respectively.


WALL STREET ANALYST COVERAGE

BROKERAGE                                                 ANALYST                               TELEPHONE
Conning & Company                           ............  Paul S. Goulekas        ............ (860) 520-1256
Fox-Pitt, Kelton                            ............  Ronald McIntosh         ............ (212) 687-1105
Friedman, Billings Ramsey                   ............                          ............ (703) 469-1061
Goldman Sachs                               ............  Joan Zief               ............ (212) 902-6778
Keefe, Bruyette & Woods, Inc.               ............  Jeff Schuman            ............ (212) 432-4510
Langen McAlenney                            ............  Robert R. Glasspiegel   ............ (860) 724-1203
Morgan Stanley Dean Witter                  ............  Nigel Dally             ............ (212) 761-6235
Philo Smith                                 ............  James Inglis            ............ (203) 348-7365
Putnam Lovell, de Guardiola & Thorton, Inc. ............  Al Capra                ............ (212) 546-7640
Salomon Smith Barney                        ............  Colin Devine            ............ (212) 816-1682
Dreshner Kleinwort Wasserstein              ............  Thomas G. Gallagher     ............ (212) 903-2191
Deutsche Bank Securities Inc.               ............  Vanessa Wilson          ............ (212) 469-7351
Lehman Brothers Inc.                        ............  E. Stewart Johnson      ............ (212) 526-8190
UBS Warburg                                 ............  Lauren Fazio            ............ (212) 821-2423
Credit Suisse First Boston                  ............  Caitlin Long            ............ (212) 325-2165


INVESTOR INFORMATION LINE
Contact: Jay Davis
Tel (212) 708-2917
E-mail  jdavis@mony.com

Visit our internet site at www.mony.com

CORPORATE OFFICES AND PRINCIPAL SUBSIDIARIES AND RATINGS


                                                    INDUSTRY (1)                   SENIOR (2)
                                                      RATINGS                    UNSECURED DEBT

MONY Life Insurance Company                           Standard                      Standard
1740 Broadway                                         & Poors                       & Poors
New York, NY 10017                                      AA-                            A-

MONY Life Insurance Company of America                  A.M.                          A.M.
1740 Broadway                                           Best                          Best
New York, NY 10017                                       A                             a-

U.S. Financial Life Insurance Company                 Moody's                       Moody's
201 East Fourth Street                                   A2                           Baa1
Cincinnati, OH 45202

Enterprise Capital Management, Inc.                    Fitch                         Fitch
3343 Peachtree Road, NE                                 AA-                            A-
Atlanta, GA 30326


MONY Securities Corporation
1740 Broadway
New York, NY 10017

Trusted Securites Advisors Corp.
9800 Bren Road East, Suite 200
Minnetonka, MN 55343


The Advest Group, Inc.
90 State House Square
Hartford, CO  06103
(as of January 31, 2000)


(1) MONY Life Insurance Company and
    MONY Life Insurance Company of America

(2) The MONY Group Inc

(UNAUDITED)

                        SUMMARY FINANCIAL INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   THREE-MONTHS ENDED           YEAR ENDED
                                                                                      DECEMBER 31,             DECEMBER 31,
                                                                                   2000         1999        2000          1999
                                                                                   ----         ----        ----          ----
                                                                                      ($ MILLIONS)             ($ MILLIONS)
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED INCOME STATEMENT DATA (2):
Total Revenues (3)                                                                $ 472.8     $ 649.7     $ 2,182.3    $ 2,201.0
Operating Income Excluding Early Retirement and Realignment Charge (2)            $   4.2     $  95.4     $   233.4    $   210.0
Operating Income (2)                                                              $   4.2     $  94.9     $   233.4    $   171.2
Income before extraordinary item                                                  $   9.1     $ 113.7     $   262.3    $   250.6
Net Income                                                                        $   9.1     $ 113.6     $   224.6    $   248.6

Operating Income Excluding Early Retirement and Realignment Charge Per Share (2)
 Basic                                                                            $  0.09     $  2.02     $    5.02    $    4.45
 Diluted                                                                          $  0.09     $  1.99     $    4.88    $    4.39
Operating Income Per Share (2)
 Basic                                                                            $  0.09     $  2.01     $    5.02    $    3.62
 Diluted                                                                          $  0.09     $  1.98     $    4.88    $    3.58
Income before extraordinary item Per Share
 Basic                                                                            $  0.20     $  2.41     $    5.64    $    5.31
 Diluted                                                                          $  0.19     $  2.37     $    5.49    $    5.24
Net Income Per Share
 Basic                                                                            $  0.20     $  2.40     $    4.83    $    5.26
 Diluted                                                                          $  0.19     $  2.37     $    4.70    $    5.20


Return on Equity
 Operating before Early Retirement and Realignment Charges                                                     12.1%       12.0%
 Operating Return on Equity                                                                                    12.1%        9.8%
 Return on Equity(Net Income Before Extraordinary)                                                             13.5%       14.4%
 Return on Equity(Net Income After Extraordinary)                                                              11.5%       14.3%


OTHER DATA:
Employee count                                                                                                2,466        2,207
Career agent count (Domestic and International)                                                               2,447        2,417
US Financial Life Brokerage General Agencies                                                                    232          102
Trusted Advisors Registered Representatives                                                                     380          288
Active Enterprise Selling Agreements                                                                            470          436

(UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         DECEMBER 31,                        DECEMBER 31,
                                                                             2000                                1999
                                                                             ----                                ----
                                                                                          ($ MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEET DATA (1):
Invested assets                                                   $               5,761.0               $            5,576.9
Assets transferred in Group Pension Transaction                                   4,927.7                            5,109.8
Closed Block assets                                                               6,251.2                            6,182.1
Separate account assets                                                           5,868.1                            6,398.3
Deferred policy acquisition costs                                                   657.1                              558.3
Other assets                                                                      1,110.2                              910.9
                                                                 -------------------------             ----------------------
   Total Assets                                                   $              24,575.3               $           24,736.3
Policyholders' liabilities                                                        2,988.1                            3,017.6
Liabilities transferred in Group Pension Transaction                              4,897.2                            5,099.1
Closed Block liabilities                                                          7,315.8                            7,303.3
Separate account liabilities                                                      5,865.3                            6,396.2
Short term debt                                                                      52.3                               53.4
Long term debt - surplus notes                                                        2.0                              240.0
Long term debt - other                                                              569.1                                5.4
Other liabilities                                                                   846.6                              795.8
                                                                 -------------------------             ----------------------
   Total Liabilities                                              $              22,536.4               $           22,910.8
Equity                                                                            2,025.9                            1,854.9
Accumulated comprehensive income (ACI)                                               13.0                              (29.4)
                                                                 -------------------------             ----------------------
   Total Shareholders' Equity                                     $               2,038.9               $            1,825.5
                                                                 -------------------------             ----------------------
   Total Liabilities and Shareholders' Equity                     $              24,575.3               $           24,736.3
                                                                 =========================             ======================

SHARE DATA:
Number of Shares Used in Basic Calculations                                    46,153,589                         47,238,328
Number of Shares Used in Diluted Calculations                                  48,635,427                         47,812,953

CAPITALIZATION:
Debt                                                                                623.4                              298.8
Shareholders Equity (Excluding ACI)                                               2,025.9                            1,854.9
                                                                 -------------------------             ----------------------
Total capitalization                                                              2,649.3                            2,153.7
                                                                 =========================             ======================

Debt as Percent of Total Capitalization                                               24%                                14%
                                                                 =========================             ======================



STATUTORY DATA:
Capital and Surplus                                               $               1,154.8               $            1,067.1
Asset Valuation Reserve (AVR)                                     $                 281.3                              349.9
                                                                 -------------------------             ----------------------
Total Capital and Surplus plus AVR                                $               1,436.1               $            1,417.0
                                                                 =========================             ======================



-------------------------------------------------------------------------------
(1) Balance sheet data is presented on a consolidated basis. Closed Block assets and Closed Block liabilities are presented in a single line item. The Closed Block was established on November 16, 1998.

(2) See Exhibit 2A for a reconciliation of Net Income to Operating Income.

(3) Represents total revenues reported on a Combined Basis (combining individual components of the Closed Block activity outside the Closed Block).

(4) Return on Equity calculations are based on average equity excluding accumulated comprehensive income

EXHIBIT 1
(UNAUDITED)

     CONSOLIDATED "COMBINED BASIS" INCOME STATEMENTS (1)


--------------------------------------------------------------------------------------------------------------------------------
                                                                 THREE-MONTHS ENDED               YEAR ENDED
                                                                    DECEMBER 31,                  DECEMBER 31,
                                                                 2000            1999          2000          1999
                                                                 ----            ----          ----          ----
                                                                     ($ MILLIONS)                 ($ MILLIONS)
--------------------------------------------------------------------------------------------------------------------------------

REVENUES:
Premiums                                                      $     196.5     $     203.5   $     700.5    $   717.1
Universal life and investment-type product policy fees               48.8            50.6         205.8        196.3
Net investment income                                               165.2           298.8         978.1        902.3
Net realized gains on investments                                     4.9            24.4          37.5        125.1
Group pension profits                                                 8.1            15.2          37.1         63.0
Other income                                                         49.3            57.2         223.3        197.2
                                                              ------------    ------------  ------------   ----------
                                                                    472.8           649.7       2,182.3      2,201.0
                                                              ------------    ------------  ------------   ----------
BENEFITS AND EXPENSES:
Benefits to policyholders                                           210.7           219.3         787.8        787.1
Interest credited to policyholders account balances                  27.5            28.3         110.6        115.5
Amortization of deferred policy acquisition costs                    33.7            29.2         139.1        137.8
Dividends to policyholders                                           64.6            49.5         235.5        230.7
Other operating costs and expenses                                  124.2           148.8         513.2        547.3
                                                              ------------    ------------  ------------   ----------
                                                                    460.7           475.1       1,786.2      1,818.4
                                                              ------------    ------------  ------------   ----------
Income before income taxes and extraordinary item                    12.1           174.6         396.1        382.6
Income tax expense                                                    3.0            60.9         133.8        132.0
                                                              ------------    ------------  ------------   ----------
Income before extraordinary item                                      9.1           113.7         262.3        250.6
Extraordinary item, net                                                 -            (0.1)        (37.7)        (2.0)
                                                              ------------    ------------  ------------   ----------
Net income                                                    $       9.1     $     113.6   $     224.6    $   248.6
                                                              ============    ============  ============   ==========

--------------------------------------------------------------------------------------------------------------------------------

(1) These income statements present the consolidated results of operations of the Company for the periods indicated. The results reported for the three-month and year ended December 31, 2000 and 1999 present the individual components of the Closed Block activity for the period from January 1, 2000 through December 31, 2000 combined with the activity outside the Closed Block for the periods indicated.


(2) The year ended and quarter ended December 31, 1999 includes $59.7 million and $0.8 million respectively for early retirement and realignment charges.

(3) Represents total revenues reported on a Combined Basis (combining individual components of the Closed Block activity outside the Closed Block).

(4) See Exhibit 2A for a reconciliation of Net Income to Operating Income.

EXHIBIT 2
(UNAUDITED)





            CONSOLIDATED INCOME STATEMENT(1)

--------------------------------------------------------------------------------------------------------------------------
                                                              THREE-MONTHS ENDED                      YEAR ENDED
                                                                 DECEMBER 31,                        DECEMBER 31,
                                                             2000              1999              2000            1999
                                                             ----              ----              ----            ----
                                                                  ($ MILLIONS)                        ($ MILLIONS)
--------------------------------------------------------------------------------------------------------------------------

REVENUES:
Premiums                                                 $        33.7      $      31.3      $      118.1     $      96.3
Universal life and investment-type product policy fees            48.8             50.6             205.8           196.3
Net investment income                                             63.7            204.7             582.4           527.2
Net realized gains on investments                                  7.6             29.1              44.5           122.2
Group pension profits                                              8.1             15.2              37.1            63.0
Other income                                                      48.8             56.9             221.1           195.8
Contribution from Closed Block                                    10.7             13.4              42.8            44.8
                                                         --------------     ------------     -------------    ------------
     Total revenues                                              221.4            401.2           1,251.8         1,245.6
                                                         --------------     ------------     -------------    ------------

BENEFITS AND EXPENSES:
Benefits to policyholders                                         40.0             38.7             166.9           147.0
Interest credited to policyholder account balances                25.2             25.9             101.8           106.6
Amortization of deferred policy acquisition costs                 19.9             16.2              78.7            70.3
Dividends to policyholders                                         0.8              0.5               2.6             1.9
Other operating costs and expenses (2)                           123.4            145.3             505.7           537.2
                                                         --------------     ------------     -------------    ------------
    Total benefits and expenses                                  209.3            226.6             855.7           863.0
                                                         --------------     ------------     -------------    ------------

Income before income taxes and extraordinary item                 12.1            174.6             396.1           382.6

Income tax expense                                                 3.0             60.9             133.8           132.0
                                                         --------------     ------------     -------------    ------------
Income before extraordinary item                                   9.1            113.7             262.3           250.6
Extraordinary item, net                                              -             (0.1)            (37.7)           (2.0)
                                                         --------------     ------------     -------------    ------------
Net income                                               $         9.1      $     113.6      $      224.6     $     248.6
                                                         ==============     ============     =============    ============




-------------------------------------------------------------------------------
(1) These income statements present the results of operations of the Company as will be reported in the Company's filings with the Securities and Exchange Commission. The income statements for the three-month period and years ended December 31, 2000 and 1999 present the results of activity in the Closed Block, which was established on November 16, 1998, in a separate line item entitled, "Contribution from the Closed Block".


(2) The year ended and quarter ended December 31, 1999 includes $59.7 million and $0.8 million respectively for early retirement and realignment charges.



EXHIBIT 2A
(UNAUDITED)

        OPERATING INCOME AND EARNINGS PER SHARE

-----------------------------------------------------------------------------------------------------------------------------------
                                                               THREE-MONTHS ENDED                     YEAR ENDED
                                                                  DECEMBER 31,                        DECEMBER 31,
                                                             2000              1999              2000              1999
                                                             ----              ----              ----              ----
                                                                  ($ MILLIONS, EXCEPT PER SHARE AND SHARE DATA AMOUNTS)
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME:
Net Income                                             $          9.1    $        113.6    $        224.6    $        248.6
Less:
  Net realized gains on investments (after-tax)                  (3.2)            (15.8)            (24.4)            (81.3)
Plus:
  Policyholder dividends resulting from closed block
  realized gains (after tax)                                     (1.7)             (3.0)             (4.5)              1.9

  Extraordinary Items                                              --               0.1              37.7               2.0
                                                       --------------    --------------    --------------    --------------
Operating Income                                       $          4.2    $         94.9    $        233.4    $        171.2
Early retirement and realignment charge (after tax)                --               0.5                --              38.8
                                                       --------------    --------------    --------------    --------------
Operating income before charge                                    4.2              95.4             233.4             210.0
                                                       ==============    ==============    ==============    ==============


PER SHARE CALCULATIONS:

OPERATING INCOME PER SHARE BEFORE EARLY RETIREMENT AND REALIGNMENT CHARGE:
-----------------------------------------------------------------------------------------------------------------------------------
 BASIC                                                 $         0.09    $         2.02    $         5.02    $         4.45
 DILUTED                                               $         0.09    $         1.99    $         4.88    $         4.39

OPERATING INCOME PER SHARE :
 BASIC                                                 $         0.09    $         2.01    $         5.02    $         3.62
 DILUTED                                               $         0.09    $         1.98    $         4.88    $         3.58

INCOME BEFORE EXTRAORDINARY ITEM PER SHARE:
 BASIC                                                 $         0.20    $         2.41    $         5.64    $         5.31
 DILUTED                                               $         0.19    $         2.37    $         5.49    $         5.24

NET INCOME PER SHARE:
 BASIC                                                 $         0.20    $         2.40    $         4.83    $         5.26
 DILUTED                                               $         0.19    $         2.37    $         4.70    $         5.20

SHARE DATA:
 Weighted-average shares outstanding used in
          basic per share calculations                     46,149,301        47,238,328        46,466,675        47,238,328
 Plus: Incremental shares from
          dilutive securities                               2,038,563           639,074         1,321,218           574,625
                                                       --------------    --------------    --------------    --------------
 Weighted-average shares used in diluted
          per share calculations                           48,187,864        47,877,402        47,787,893        47,812,953
                                                       ==============    ==============    ==============    ==============

EXHIBIT 3

                           PROTECTION PRODUCTS SEGMENT
-------------------------------------------------------------------------------

The "Protection Products" segment represents a wide range of individual life insurance products, including whole life, term life, universal life, variable oniversal life, last survivor life, last survivor universal life and group universal life. Also included in the Protection Products segment are the: (i) assets and liabilities transferred pursuant to the Group Pension Transaction, as well as the Group Pension Profits, (ii) the Closed Block assets and liabilities, as well as the contribution from the Closed Block, and (iii) the Company's disability income insurance business which was transferred in the DI Transaction. For comparability with prior periods, the Unaudited Combined Basis Protection Segment Income Statement presented in Exhibit 4 combines the individual components of the Closed Block activity for the periods presented with the protection segment activity outside the Closed Block. Also, Exhibit 5 presents the Unaudited Protection Segment Income Statement as it will be presented in the notes to the Company's consolidated financial statements in the Company's Annual Report to Shareholders and in filing with the Securities and Exchange Commission.

-------------------------------------------------------------------------------

EXHIBIT 4
(UNAUDITED)




               PROTECTION PRODUCTS SEGMENT (1)
             "COMBINED BASIS" INCOME STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  THREE-MONTHS ENDED                        YEAR ENDED
                                                                       DECEMBER 31,                        DECEMBER 31,
                                                                 2000               1999             2000              1999
                                                                 ----               ----             ----              ----
                                                                      ($ MILLIONS)                        ($ MILLIONS)
-----------------------------------------------------------------------------------------------------------------------------------

REVENUES:
Premiums                                                      $     188.5       $      195.9      $     685.7       $     702.8
Universal life and investment-type product policy fees               32.5               30.8            134.8             122.3
Net investment income                                               136.1              239.2            775.0             731.0
Group pension profits                                                 8.1               15.2             37.1              63.0
Other income                                                          2.9                5.9             20.6              16.6
                                                              ------------      -------------     ------------      ------------
     Total revenues                                                 368.1              487.0          1,653.2           1,635.7
                                                              ------------      -------------     ------------      ------------

BENEFITS AND EXPENSES:
Benefits to policyholders                                           194.8              204.7            736.6             741.8
Interest credited to policyholder account balances                   14.7               12.6             54.5              48.9
Amortization of deferred policy acquisition costs                    26.8               21.3            110.8             107.1
Dividends to policyholders                                           63.8               48.4            232.7             227.5
Other operating costs and expenses                                   55.1               90.9            262.2             287.5
                                                              ------------      -------------     ------------      ------------
    Total benefits and expenses                                     355.2              377.9          1,396.8           1,412.8
                                                              ------------      -------------     ------------      ------------

Pre-tax operating income                                             12.9              109.1            256.4             222.9
Net realized gains on investments                                     3.0               18.7             21.7              92.1
                                                              ------------      -------------     ------------      ------------
Pre-tax income                                                $      15.9       $      127.8      $     278.1       $     315.0
                                                              ============      =============     ============      ============

OPERATING INCOME RECONCILIATION:
Pre tax operating income (above)                                     12.9              109.1            256.4             222.9
Policyholder dividends resulting from closed block realized          (2.7)              (4.7)            (7.0)              2.9
gains
                                                              ------------      -------------     ------------      ------------
Operating Income                                              $      10.2       $      104.4      $     249.4       $     225.8
                                                              ============      =============     ============      ============


-------------------------------------------------------------------------------

(1) These income statements present the results of operations of the Company's protection products segment for the periods indicated. The results reported for the three-month and twelve-month periods ended December 31, 2000 and 1999 present the individual components of the Closed Block activity combined with the protection segment activity outside the Closed Block for the periods indicated.

EXHIBIT 5
(UNAUDITED)


               PROTECTION PRODUCTS SEGMENT (1)
                      INCOME STATEMENTS


------------------------------------------------------------------------------------------------------------------------------
                                                                    THREE-MONTHS ENDED                YEAR ENDED
                                                                       DECEMBER 31,                    DECEMBER 31,
                                                                   2000            1999            2000           1999
                                                                   ----            ----            ----           ----
                                                                     ($ MILLIONS)                    ($ MILLIONS)
------------------------------------------------------------------------------------------------------------------------------

REVENUES:
Premiums                                                       $       25.7     $      23.7     $     103.3    $      82.0
Universal life and investment-type product policy fees                 32.5            30.8           134.8          122.3
Net investment income                                                  34.6           145.1           379.3          355.9
Group pension profits                                                   8.1            15.2            37.1           63.0
Other income                                                            2.4             5.6            18.4           15.2
Contribution from closed block                                         10.7            13.4            42.8           44.8
                                                               -------------   -------------   -------------   ------------
     Total revenues                                                   114.0           233.8           715.7          683.2
                                                               -------------   -------------   -------------   ------------

BENEFITS AND EXPENSES:
Benefits to policyholders                                              24.1            24.1           115.7          101.7
Interest credited to policyholder account balances                     12.4            10.2            45.7           40.0
Amortization of deferred policy acquisition costs                      13.0             8.3            50.4           39.6
Dividends to policyholders                                              0.0            (0.6)           (0.2)          (1.3)
Other operating costs and expenses                                     54.3            87.4           254.7          277.4
                                                               -------------   -------------   -------------   ------------
    Total benefits and expenses                                       103.8           129.4           466.3          457.4
                                                               -------------   -------------   -------------   ------------

Pre-tax operating income                                               10.2           104.4           249.4          225.8
Net realized gains on investments                                       5.7            23.4            28.7           89.2
                                                               -------------   -------------   -------------   ------------
Pre-tax income                                                 $       15.9    $      127.8    $      278.1    $     315.0
                                                               =============   =============   =============   ============


-------------------------------------------------------------------------------

(1) These income statements present the results of operations of the Company's Protection Segment as they will be reported in filings with the Securities and Exchange Commission. The income statements for the three-month and twelve-month periods ended December 31, 2000 and 1999 present the results of activity in the Closed Block, which was established on November 16, 1998, in a separate line item entitled, "Contribution from the Closed Block".

EXHIBIT 5A
(UNAUDITED)



                     GROUP PENSION PROFITS
                    DETAIL INCOME STATEMENT


-----------------------------------------------------------------------------------------------------------------------------------
                                                                  THREE-MONTHS ENDED                         YEAR ENDED
                                                                     DECEMBER 31,                            DECEMBER 31,
INCOME STATEMENT DATA:                                         2000                 1999                2000            1999
                                                               ----                 ----                ----            ----
                                                                      ($ MILLIONS)                             ($ MILLIONS)
-----------------------------------------------------------------------------------------------------------------------------------

REVENUES:
Product Policy Fees                                     $           6.9      $          6.5      $         26.3   $        24.0
Net investment income                                              27.3                30.2               113.5           128.4
Net realized gains on investments                                  (2.8)                3.1                (1.2)           18.9
                                                        ----------------     ---------------     ---------------  --------------
     Total revenues                                                31.4                39.8               138.6           171.3
                                                        ----------------     ---------------     ---------------  --------------

BENEFITS AND EXPENSES:
Interest credited to policyholders' account balances               19.8                20.5                84.6            88.4
Other operating costs and expenses                                  3.5                 4.1                16.9            19.9
                                                        ----------------     ---------------     ---------------  --------------
    Total benefits and expenses                                    23.3                24.6               101.5           108.3
                                                        ----------------     ---------------     ---------------  --------------

                                                        ----------------     ---------------     ---------------  --------------
    GROUP PENSION PROFITS                               $           8.1      $         15.2      $         37.1   $        63.0
                                                        ----------------     ---------------     ---------------  --------------




         GROUP PENSION PROFITS ASSETS AND LIABILITIES


---------------------------------------------------------------------------------------------------------
                                                                 DECEMBER 31,         DECEMBER 31,
                                                                     2000                 1999
                                                                     ----                 ----
                                                                            ($ MILLIONS)
---------------------------------------------------------------------------------------------------------


BALANCE SHEET DATA :
ASSETS:
General Account
  Fixed Maturities                                                    $ 1,419.0           $ 1,510.0
  Mortgage loans on real estate                                            47.5                98.5
  Real estate                                                               0.0                16.8
  Cash and cash equivalents                                                18.5                25.3
  Other assets                                                             26.0                26.5
                                                                ----------------     ---------------
      Total general account assets                                      1,511.0             1,677.1
Separate account assets                                                 3,416.7             3,432.7
                                                                ----------------     ---------------
       Total Assets                                                   $ 4,927.7           $ 5,109.8
                                                                ================     ===============

LIABILITIES:
General account
   Policyholder account balances                                      $ 1,468.1           $ 1,645.7
   Other liabilities                                                       12.3                20.7
                                                                ----------------     ---------------
      Total general account liabilities                                 1,480.5             1,666.4
Separate account liabilities                                            3,416.7             3,432.7
                                                                ----------------     ---------------
    Total Liabilities                                                 $ 4,897.2           $ 5,099.1
                                                                ================     ===============

EXHIBIT 5B
(UNAUDITED)
CLOSED BLOCK ASSETS AND LIABILITIES


-----------------------------------------------------------------------------------------------
                                                         DECEMBER 31,        DECEMBER 31,
                                                             2000                1999
                                                             ----                ----
                                                                  ($ MILLIONS)
-----------------------------------------------------------------------------------------------

BALANCE SHEET DATA :
ASSETS:
General Account
  Fixed Maturities                                           $ 3,543.1             $3,479.5
  Mortgage loans on real estate                                  566.0                443.0
  Policy Loans                                                 1,183.9              1,199.1
  Real Estate                                                        -                 22.1
  Cash and cash equivalents                                      167.8                111.3
  Premiums receivable                                             13.6                 14.2
  Deferred policy acquisition costs                              552.6                689.9
  Other assets                                                   224.2                223.0
                                                        ---------------     ----------------
      Total closed block assets                              $ 6,251.2             $6,182.1
                                                        ===============     ================

LIABILITIES:
General account
   Future policy benefits                                    $ 6,826.8             $6,781.5
   Policyholders' account balances                               293.3                294.6
   Other policyholders' liabilities                              173.5                164.9
   Other liabilities                                              22.2                 62.3
                                                        ---------------     ----------------
      Total closed block liabilities                         $ 7,315.8             $7,303.3
                                                        ===============     ================

EXHIBIT 5C
(UNAUDITED)

                FIXED MATURITIES BY CREDIT QUALITY - CLOSED BLOCK

PUBLIC FIXED MATURITIES BY CREDIT QUALITY

----------------------------------------------------------------------------------------------------------------------------
                                                          QUARTER ENDED                            YEAR ENDED
                                                        DECEMBER 31, 2000                       DECEMBER 31, 1999
      NAIC    RATING AGENCY                  AMORTIZED         % OF      ESTIMATED      AMORTIZED      % OF        ESTIMATED
     RATING   EQUIVALENT DESIGNATION            COST          TOTAL      FAIR VALUE       COST        TOTAL       FAIR VALUE
     ------   ----------------------            ----          -----      ----------       ----        -----       ----------
                                                                 ($ MILLIONS)
----------------------------------------------------------------------------------------------------------------------------

       1      Aaa/Aa/A                       $  1,390.8        77.2%    $  1,395.4     $  1,416.1       77.2%    $ 1,366.1
       2      Baa                                 366.1        19.7%         356.3          343.8       18.6%        329.6
       3      Ba                                   60.5         2.9%          53.2           76.6        4.1%         72.9
       4      B                                     0.6         0.0%           0.6              -        0.0%            -
       5      Caa and lower                           -         0.0%             -              -        0.0%            -
       6      In or near default                    1.4         0.1%           1.4              -        0.0%            -
                                             ----------       -----     ----------     ----------      -----     ---------
              Subtotal                          1,819.4       100.0%       1,806.9        1,836.5      100.0%      1,768.6
              Redeemable preferred stock              -         0.0%             -              -        0.0%            -
                                             ----------       -----     ----------     ----------      -----     ---------

              Total Public Fixed
              Maturities                     $  1,819.4       100.0%    $  1,806.9     $  1,836.5      100.0%    $ 1,768.6
                                             ==========       =====     ==========     ==========      =====     =========


PRIVATE FIXED MATURITIES BY CREDIT QUALITY

--------------------------------------------------------------------------------------------------------------------------
                                                           QUARTER ENDED                            YEAR ENDED
                                                         DECEMBER 31, 2000                      DECEMBER 31, 1999
      NAIC    RATING AGENCY                     AMORTIZED      % OF    ESTIMATED        AMORTIZED       % OF    ESTIMATED
     RATING   EQUIVALENT DESIGNATION               COST       TOTAL    FAIR VALUE         COST         TOTAL    FAIR VALUE
     ------   ----------------------               ----       -----    ----------         ----         -----    ----------
                                                                 ($ MILLIONS)                             ($ MILLIONS)
--------------------------------------------------------------------------------------------------------------------------
       1      Aaa/Aa/A                       $    810.1        47.3%    $    820.5     $    674.5       38.6%    $   660.4
       2      Baa                                 824.5        48.1%         835.7          986.8       56.2%        961.6
       3      Ba                                   72.1         4.0%          70.3           72.7        4.1%         70.0
       4      B                                       -         0.0%             -              -        0.0%            -
       5      Caa and lower                         9.7         0.6%           9.7           19.1        1.1%         18.9
       6      In or near default                      -         0.0%             -              -        0.0%            -
                                             ----------       -----     ----------     ----------      -----     ---------
              Subtotal                          1,716.4       100.0%       1,736.2        1,753.1      100.0%      1,710.9
              Redeemable preferred stock              -         0.0%             -              -        0.0%            -
                                             ----------       -----     ----------     ----------      -----     ---------

              Total Private Fixed
              Maturities                     $  1,716.4       100.0%    $  1,736.2     $  1,753.1      100.0%    $ 1,710.9
                                             ==========       ======    ==========     ==========      ======    =========



TOTAL FIXED MATURITIES BY CREDIT QUALITY

--------------------------------------------------------------------------------------------------------------------------
                                                         QUARTER ENDED                              YEAR ENDED
                                                       DECEMBER 31, 2000                        DECEMBER 31, 1999
      NAIC    RATING AGENCY                   AMORTIZED        % OF     ESTIMATED      AMORTIZED        % OF    ESTIMATED
     RATING   EQUIVALENT DESIGNATION             COST         TOTAL     FAIR VALUE        COST          TOTAL   FAIR VALUE
     ------   ----------------------             ----         -----     ----------        ----          -----   ----------
                                                                 ($ MILLIONS)                              ($ MILLIONS)
--------------------------------------------------------------------------------------------------------------------------
       1      Aaa/Aa/A                       $  2,200.9       62.5%     $  2,215.9     $  2,090.6       58.2%   $  2,026.5
       2      Baa                               1,190.6       33.6%        1,192.0        1,330.6       37.1%      1,291.2
       3      Ba                                  132.6        3.5%          123.5          149.3        4.1%        142.9
       4      B                                     0.6        0.0%            0.6              -        0.0%            -
       5      Caa and lower                         9.7        0.3%            9.7           19.1        0.5%         18.9
       6      In or near default                    1.4        0.0%           1.4               -        0.0%            -
                                             ----------      -----      ----------     ----------      -----    ----------
              Subtotal                          3,535.8      100.0%        3,543.1        3,589.6      100.0%      3,479.5
              Redeemable preferred stock              -        0.0%              -              -        0.0%            -
                                             ----------      -----      ----------     ----------      -----    ----------

              Total Fixed
              Maturities                     $  3,535.8      100.0%     $ 3,543.1      $  3,589.6      100.0%   $  3,479.5
                                             ==========      ======     ==========     ==========      =====    ==========

EXHIBIT 6
(UNAUDITED)

                           PROTECTION PRODUCTS SEGMENT
                 NEW ANNUALIZED AND SINGLE PREMIUMS AND IN FORCE

----------------------------------------------------------------------------------
                                       THREE-MONTHS ENDED          YEAR ENDED
                                          DECEMBER 31,             DECEMBER 31,
                                        2000       1999         2000          1999
                                        ----       ----         ----          ----
                                         ($ MILLIONS)              ($ MILLIONS)
----------------------------------------------------------------------------------

PROTECTION BUSINESS SALES:
Traditional life                       $ 2.5       $ 1.7        $ 5.8       $ 15.3
Term                                     9.1         8.3         35.4         22.7
Universal life                           7.4         9.7         22.2         20.3
Variable universal life                 26.1        17.7         74.8         64.6
Corporate owned life insurance          14.9        33.5        125.3         69.0
Group universal life                     0.7         0.7          2.5          2.4
                                       -----       -----       ------       ------
Total                                  $60.7       $71.6       $266.0       $194.3
                                       =====       =====       ======       ======




------------------------------------------------------------------------------------------------------

                                                           DECEMBER 31,          DECEMBER 31,
                                                               2000                  1999
                                                               ----                  ----

------------------------------------------------------------------------------------------------------
             INSURANCE IN FORCE ($ IN MILLIONS EXCEPT NUMBER OF POLICIES)
------------------------------------------------------------------------------------------------------
TRADITIONAL LIFE (1):
  Number of policies (in thousands)                       879.5              915.6
   GAAP life reserves                               $   7,283.7       $    7,205.6
   Face amounts                                     $  67,015.7       $   62,473.0

UNIVERSAL LIFE:
  Number of policies (in thousands)                        76.4               79.8
   GAAP life reserves                               $     681.2       $      646.47
   Face amounts                                     $  10,951.6       $   11,389.1

VARIABLE UNIVERSAL LIFE:
  Number of policies (in thousands)                        55.0               42.4
   GAAP life reserves                               $     657.3       $      437.9
   Face amounts                                     $  14,798.7       $   10,659.7

GROUP UNIVERSAL LIFE:
  Number of policies (in thousands)                        47.3               48.7
   GAAP life reserves                               $      64.1       $       63.1
   Face amounts                                     $   1,683.0       $    1,763.9

TOTAL:
  Number of policies (in thousands)                     1,058.2            1,086.5
   GAAP life reserves                               $   8,686.3       $    8,353.1
   Face amounts                                     $  94,449.0       $   86,285.8

------------------------------------------------------------------------------------------------------

(1) Consists of whole life and term policies

EXHIBIT 7
(UNAUDITED)

        PROTECTION PRODUCTS SEGMENT
   STATUTORY DIRECT PREMIUMS BY PRODUCT

----------------------------------------------------------------------------------------------------------
                                                    THREE-MONTHS ENDED             YEAR ENDED
                                                       DECEMBER 31,                DECEMBER 31,
                                                    2000          1999          2000          1999
                                                    ----          ----          ----          ----
                                                       ($ MILLIONS)              ($ MILLIONS)
----------------------------------------------------------------------------------------------------------
LIFE INSURANCE:
  TRADITIONAL LIFE (1):
  First year & single                             $   54.5      $   51.1      $  180.6      $  169.9
  Renewal                                            177.1         173.3         547.1         559.8
                                                  --------      --------      --------      --------
           Total                                  $  231.6      $  224.4      $  727.7      $  729.7
                                                  ========      ========      ========      ========

UNIVERSAL LIFE:
  First year & single                             $    4.7      $    7.0      $   17.8      $   25.1
  Renewal                                             25.7          24.6          97.1          92.8
                                                  --------      --------      --------      --------
           Total                                  $   30.4      $   31.6      $  114.9      $  117.9
                                                  ========      ========      ========      ========

VARIABLE UNIVERSAL LIFE:
  First year & single                             $   23.0      $   19.9      $   81.0      $   69.5
  Renewal                                             20.3          14.6          72.8          54.1
                                                  --------      --------      --------      --------
           Total                                  $   43.2      $   34.5      $  153.7      $  123.6
                                                  ========      ========      ========      ========

CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE:
  First year & single                             $   26.9      $   19.8      $  126.5      $   55.3
  Renewal                                             20.8           8.0          27.6          11.7
                                                  --------      --------      --------      --------
           Total                                  $   47.7      $   27.8      $  154.1      $   67.0
                                                  ========      ========      ========      ========

GROUP UNIVERSAL LIFE:
  First year & single                             $    0.6      $    0.6      $    2.3      $    2.3
  Renewal                                              2.8           3.2          11.5          11.8
                                                  --------      --------      --------      --------
           Total                                  $    3.4      $    3.8      $   13.8      $   14.1
                                                  ========      ========      ========      ========

   Total life insurance                           $  356.3      $  322.1      $1,164.2      $1,052.3
                                                  ========      ========      ========      ========
----------------------------------------------------------------------------------------------------------

(1) Consists of whole life and term policies

EXHIBIT 8

                          ACCUMULATION PRODUCT SEGMENT

--------------------------------------------------------------------------------

The Accumulation Products segment represents fixed annuities, single premium deferred annuities, immediate annuities, flexible payment variable annuities and proprietary retail mutual funds.

--------------------------------------------------------------------------------

EXHIBIT 9
(UNAUDITED)

          ACCUMULATION PRODUCTS SEGMENT
                INCOME STATEMENT

----------------------------------------------------------------------------------------------------------------
                                                               THREE-MONTHS ENDED              YEAR ENDED
                                                                  DECEMBER 31,                DECEMBER 31,
                                                               2000          1999          2000          1999
                                                               ----          ----          ----          ----
                                                                 ($ MILLIONS)                  ($ MILLIONS)
----------------------------------------------------------------------------------------------------------------

REVENUES:
Premiums                                                      $  0.9        $  0.3        $  1.3        $  0.9
Universal life and investment-type product policy fees          16.2          19.5          70.0          73.3
Net investment income                                           17.1          37.4         117.4         115.2
Other income                                                    27.7          27.0         120.2          95.1
                                                              ------        ------        ------        ------
     Total revenues                                             61.9          84.2         308.9         284.5
                                                              ------        ------        ------        ------

BENEFITS AND EXPENSES:
Benefits to policyholders                                        4.0           5.3          21.2          18.4
Interest credited to policyholders' account balances            10.8          13.5          47.0          55.3
Amortization of deferred policy acquisition costs                6.9           7.9          28.3          30.7
Dividends to policyholders                                       0.3           0.7           1.5           2.0
Other operating costs and expenses                              32.9          29.8         120.0         105.7
                                                              ------        ------        ------        ------
    Total benefits and expenses                                 54.9          57.2         218.0         212.1
                                                              ------        ------        ------        ------

Pre-tax operating income                                         7.0          27.0          90.9          72.4
Net realized gains on investments                                1.2           3.4           7.5          17.2
                                                              ------        ------        ------        ------
Pre-tax income                                                $  8.2        $ 30.4        $ 98.4        $ 89.6
                                                              ======        ======        ======        ======

----------------------------------------------------------------------------------------------------------------

EXHIBIT 10
(UNAUDITED)

                          ACCUMULATION PRODUCTS SEGMENT
                           ASSETS UNDER MANAGEMENT(1)

======================================================================================

                                                                  DECEMBER 31,
                                                              2000          1999
                                                              ----          ----

======================================================================================

ACCUMULATION SEGMENT:
Assets under management ($ billions)
  Individual variable annuities                              $   4.4       $   4.9
  Individual fixed annuities                                     0.7           0.9
  Proprietary retail mutual funds                                4.8           4.8
                                                             -------       -------
                                                             $   9.9       $  10.5
                                                             =======       =======


                                         THREE-MONTHS ENDED             YEAR ENDED
                                            December 31,                December 31,
                                         2000          1999          2000          1999

RECONCILIATION  IN ACCOUNT VALUE:
VARIABLE ANNUITY(2):
  Beginning account value               $  4.6        $  4.6        $  4.9        $  4.8
  Sales                                    0.1           0.1           0.4           0.4
  Market appreciation                     (0.2)          0.4          (0.2)          0.5
  Surrenders and withdrawals              (0.1)         (0.3)         (0.8)         (0.8)
                                        --------------------        --------------------
                                        $  4.4        $  4.9        $  4.4        $  4.9
                                        ====================        ====================

ENTERPRISE GROUP OF FUNDS:
  Beginning account value               $  5.0        $  3.8        $  4.8        $  3.0
  Sales                                    0.4           0.5           2.0           1.8
  Dividends reinvested                     0.2           0.2           0.3           0.2
  Market appreciation                     (0.5)          0.4          (1.0)          0.5
  Redemptions                             (0.3)         (0.2)         (1.3)         (0.7)
                                        --------------------        --------------------
  Ending account value                  $  4.8        $  4.8        $  4.8        $  4.8
                                        ====================        ====================


================================================================================

(1) Results exclude recently acquired subsidiary - U.S. Financial Life

(2) In 1999 sales and redemptions are net of exchanges to new product series of $106 million in the first quarter, $147 million in the second quarter, $188 million in the third quarter and $286 million in fourth quarter of transfers to new product series. In 2000 sales are net of exchanges to new product series of approximately $294 million in the first quarter, $358 million in the second quarter, $230 million in the third quarter and $116 million in the fourth quarter.

EXHIBIT 11

                              OTHER PRODUCT SEGMENT
================================================================================

The Company's Other Products segment primarily consists of a securities broker-dealer operation, an insurance brokerage operation and the Run-Off businesses. In addition to selling the Company's proprietary investment products, the securities broker-dealer operation provides customers of the Company's protection and accumulation products access to other non-proprietary investment products (including stocks, bonds, limited partnership interests, tax-exempt unit investment trusts and other investment securities). The insurance brokerage operation provides the Company's career agency sales force with access to life, annuity, small group health and specialty insurance products written by other carriers to meet the insurance and investment needs of its customers. The Run-Off Businesses primarily consist of group life and health insurance as well as the group pension business that was not included in the Group Pension Transaction.


================================================================================



                               UNALLOCATED AMOUNTS

================================================================================

The unallocated amounts include certain benefits for Company benefit plans activity of the holding company and non-recurring items.

================================================================================

EXHIBIT 12
(UNAUDITED)

                       OTHER/UNALLOCATED PRODUCTS SEGMENT
                                INCOME STATEMENT


======================================================================================================================
                                                                THREE-MONTHS ENDED                YEAR ENDED
                                                                    DECEMBER 31,                  DECEMBER 31,
                                                               2000            1999           2000           1999
                                                               ----            ----           ----           ----
                                                                   ($ MILLIONS)                  ($ MILLIONS)
======================================================================================================================

REVENUES:
Premiums                                                     $    7.1        $    7.3       $   13.5       $   13.4
Universal life and investment-type product policy fees            0.1             0.3            1.0            0.7
Net investment income                                            12.0            22.2           85.7           56.1
Other income                                                     18.7            24.3           82.5           85.5
                                                             --------        --------       --------       --------
     Total revenues                                              37.9            54.1          182.7          155.7
                                                             --------        --------       --------       --------

BENEFITS AND EXPENSES:
Benefits to policyholders                                        11.9             9.3           30.0           26.9
Interest credited to policyholders' account balances              2.0             2.2            9.1           11.3
Dividends to policyholders                                        0.5             0.4            1.3            1.2
Other operating costs and expenses (1)                           36.2            28.1          131.0          154.1
                                                             --------        --------       --------       --------
    Total benefits and expenses                                  50.6            40.0          171.4          193.5
                                                             --------        --------       --------       --------

Pre-tax operating income                                        (12.7)           14.1           11.3          (37.8)
Net realized gains on investments                                 0.7             2.3            8.3           15.8
                                                             --------        --------       --------       --------
Pre-tax income                                               $  (12.0)       $   16.4       $   19.6       $  (22.0)
                                                             ========        ========       ========       ========


================================================================================

(1) The year ended and quarter ended December 31, 1999 includes $59.7 million and $0.8 million respectively for early retirement and realignment charges.

                                   INVESTMENTS




             ALL INVESTMENT DATA PRESENTED IN THE FOLLOWING SECTION

                  INCLUDES INVESTED ASSETS IN THE CLOSED BLOCK

EXHIBIT 13
(UNAUDITED)

               CONSOLIDATED "COMBINED BASIS" GAAP INVESTED ASSETS

========================================================================================================
                                                    AS OF                             AS OF
                                              DECEMBER 31, 2000                DECEMBER 31, 1999
                                          CARRYING            % OF         CARRYING            % OF
                                             VALUE            TOTAL           VALUE            TOTAL
                                             -----            -----           -----            -----
INVESTED ASSETS                                                    ($ MILLIONS)
========================================================================================================

Fixed maturities                           $ 6,693.0            59.6%       $ 6,546.2            60.4%
Equity securities                              328.6             2.9%           519.8             4.8%
Mortgage loans on real estate                1,754.7            15.6%         1,713.4            15.8%
Policy loans                                 1,264.6            11.3%         1,268.2            11.7%
Real estate to be disposed of                  171.3             1.6%           322.9             3.0%
Real estate held for investment                 40.7             0.4%            46.2             0.4%
Other invested assets                          100.0             0.9%            38.0             0.4%
Cash and equivalents                           869.6             7.7%           377.1             3.5%
                                           ---------       ---------        ---------       ---------
    Total invested assets                  $11,222.5           100.0%       $10,831.8           100.0%
                                           =========       =========        =========       =========


================================================================================

The Exhibit above includes invested assets in the Closed Block.

EXHIBIT 14
(UNAUDITED)
INVESTMENT RESULTS BY ASSET CATEGORY-COMBINED BASIS

------------------------------------------------------------------------------------------------------------------------------------
                                                      THREE MONTHS ENDED        THREE MONTHS ENDED                YEAR ENDED
                                                       DECEMBER 31, 2000         DECEMBER 31, 1999             DECEMBER 31, 2000
                                                     YIELD (2)     AMOUNT       YIELD (2)     AMOUNT         YIELD (1)      AMOUNT
                                                     ---------     ------       ---------     ------         ---------      ------
                                                     ($ MILLIONS)               ($ MILLIONS)                 ($ MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------

FIXED MATURITIES
Investment Income                                       7.5%     $   125.5         7.2%     $   120.8            7.4%     $   495.4
Realized Gains (losses)                                -0.6%     $   (10.8)       -0.8%     $   (13.4)          -0.4%         (30.1)
   Total                                                6.9%     $   114.7         6.4%     $   107.4            6.9%     $   465.3
                                                       -------------------       --------------------           -------------------
Ending Assets                                                    $ 6,702.7                  $ 6,752.6                     $ 6,702.7
                                                       -------------------       --------------------           -------------------

EQUITY SECURITIES
Investment Income                                     -20.2%     $   (21.9)       97.2%     $   120.6           56.4%     $   239.4
Realized Gains (losses)                                 7.1%     $     7.7        27.6%     $    34.2            5.1%          21.6
   Total                                              -13.1%     $   (14.1)      124.8%     $   154.8           61.5%     $   261.0
                                                       -------------------       --------------------           -------------------
Ending Assets                                                    $   328.6                  $   519.8                     $   328.6
                                                       -------------------       --------------------           -------------------

MORTGAGE LOANS
Investment Income                                       8.3%     $    35.5         8.0%     $    33.9            8.3%     $   144.4
Realized Gains (losses)                                 0.0%     $     0.1        -0.3%     $    (1.1)           1.1%          19.8
   Total                                                8.3%     $    35.6         7.7%     $    32.8            9.5%     $   164.1
                                                       -------------------       --------------------           -------------------
Ending Assets                                                    $ 1,754.7                  $ 1,713.4                     $ 1,754.7
                                                       -------------------       --------------------           -------------------

REAL ESTATE (3)
Investment Income                                       5.0%     $     3.3         5.1%     $     5.1            7.0%     $    20.4
Realized Gains (losses)                                12.5%     $     8.1         4.4%     $     4.4            9.2%          26.7
   Total                                               17.5%     $    11.4         9.5%     $     9.5           16.2%     $    47.1
                                                       -------------------       --------------------           -------------------
Ending Assets                                                    $   212.0                  $   369.1                     $   212.0
                                                       -------------------       --------------------           -------------------

POLICY LOANS
Investment Income                                       7.1%     $    22.3         6.6%     $    20.8            6.8%     $    86.6
Realized Gains (losses)                                 0.0%     $      --         0.0%     $      --            0.0%            --
   Total                                                7.1%     $    22.3         6.6%     $    20.8            6.8%     $    86.6
                                                       -------------------       --------------------           -------------------
Ending Assets                                                    $ 1,264.6                  $ 1,268.2                     $ 1,264.6
                                                       -------------------       --------------------           -------------------

CASH AND CASH EQUIVALENTS
Investment Income                                       6.6%     $     9.4         5.0%     $     4.0            6.6%     $    28.2
Realized Gains (losses)                                 0.0%     $    (0.0)        0.0%     $      --            0.0%          (0.0)
   Total                                                6.6%     $     9.4         5.0%     $     4.0            6.6%     $    28.2
                                                       -------------------       --------------------           -------------------
Ending Assets                                                    $   869.6                  $   377.1                     $   869.6
                                                       -------------------       --------------------           -------------------

OTHER INVESTED ASSETS
Investment Income                                       3.7%     $     0.9         1.8%     $     0.2            5.9%     $     4.1
Realized Gains (losses)                                -0.9%     $    (0.2)        2.7%     $     0.3           -0.7%          (0.5)
   Total                                                2.8%     $     0.7         4.5%     $     0.5            5.3%     $     3.6
                                                       -------------------       --------------------           -------------------
Ending Assets                                                    $   100.0                  $    38.0                     $   100.0
                                                       -------------------       --------------------           -------------------

TOTAL BEFORE INVESTMENT EXPENSES
Investment Income                                       6.3%     $   175.0        11.1%     $   305.4            9.1%     $ 1,018.4
Realized Gains (losses)                                 0.2%           4.9         0.9%          24.4            0.3%          37.5
   Total                                                6.5%     $   180.0        12.0%     $   329.8            9.5%     $ 1,055.9
                                                       -------------------       --------------------           -------------------
Ending Assets                                                    $11,232.2                  $11,038.2                     $11,232.2
                                                       -------------------       --------------------           -------------------

Other Fee Income                                        0.0%     $     1.0         0.0%     $     0.8            0.0%     $     4.0
Investment expense                                     -0.4%     $   (10.9)       -0.3%     $    (7.4)          -0.4%     $   (44.3)

TOTAL AFTER INVESTMENT EXPENSES
Investment Income                                       5.9%     $   165.2        10.9%     $   298.8            8.8%     $   978.1
Realized Gains (losses)                                 0.2%           4.9         0.9%          24.4            0.3%          37.5
   Total                                                6.1%     $   170.1        11.8%     $   323.2            9.1%     $ 1,015.6
                                                       -------------------       --------------------           -------------------
Ending Assets                                                     11,232.2                   11,038.2                      11,232.2
                                                       -------------------       --------------------           -------------------

Net unrealized gains (losses) on fixed maturities                     (9.8)                    (206.4)                         (9.8)
                                                       -------------------       --------------------           -------------------
    Total invested assets                                        $11,222.5                  $10,831.8                     $11,222.5
                                                       ===================       ====================           ===================


----------------------------------------------------------------------------------------------------------------------------------
                                                         YEAR ENDED                  YEAR ENDED                     YEAR ENDED
                                                      DECEMBER 31, 1999           DECEMBER 31, 1998             DECEMBER 31, 1997
                                                    YIELD (1)     AMOUNT        YIELD (1)    AMOUNT           YIELD (1)    AMOUNT
                                                    ---------     ------        ---------    ------           ---------    ------
                                                    ($ MILLIONS)                ($ MILLIONS)                  ($ MILLIONS)
----------------------------------------------------------------------------------------------------------------------------------

FIXED MATURITIES
Investment Income                                      7.2%     $   477.7         7.4%     $   448.7            7.6%     $   422.5
Realized Gains (losses)                               -0.1%          (8.6)        0.1%           8.5            0.1%           7.3
   Total                                               7.1%     $   469.1         7.5%     $   457.2            7.7%     $   429.8
                                                      ----------------------------------------------------------------------------
Ending Assets                                                   $ 6,752.6                  $ 6,453.5                     $ 5,764.4
                                                      ----------------------------------------------------------------------------

EQUITY SECURITIES
Investment Income                                     39.7%     $   194.2        13.5%     $    53.6           16.6%     $    53.5
Realized Gains (losses)                               15.6%          76.0         1.7%           6.9           11.1%          35.8
   Total                                              55.3%     $   270.2        15.2%     $    60.5           27.7%     $    89.3
                                                      ----------------------------------------------------------------------------
Ending Assets                                                   $   519.8                  $   457.2                     $   337.8
                                                      ----------------------------------------------------------------------------

MORTGAGE LOANS
Investment Income                                      8.2%     $   127.7         8.7%     $   124.1            9.1%     $   137.1
Realized Gains (losses)                                0.0%           0.8         0.5%           7.6            0.7%          10.4
   Total                                               8.2%     $   128.5         9.2%     $   131.7            9.8%     $   147.5
                                                      ----------------------------------------------------------------------------
Ending Assets                                                   $ 1,713.4                  $ 1,420.0                     $ 1,430.1
                                                      ----------------------------------------------------------------------------

REAL ESTATE (3)
Investment Income                                      7.0%     $    35.0         5.0%     $    44.4            4.3%     $    56.2
Realized Gains (losses)                               10.4%          52.0        14.6%         127.6            1.5%          20.1
   Total                                              17.4%     $    87.0        19.6%     $   172.0            5.8%     $    76.3
                                                      ----------------------------------------------------------------------------
Ending Assets                                                   $   369.1                  $   634.2                     $ 1,117.1
                                                      ----------------------------------------------------------------------------

POLICY LOANS
Investment Income                                      6.5%     $    81.9         6.6%     $    82.4            6.6%     $    82.2
Realized Gains (losses)                                0.0%            --         0.0%            --            0.0%            --
   Total                                               6.5%     $    81.9         6.6%     $    82.4            6.6%     $    82.2
                                                      ----------------------------------------------------------------------------
Ending Assets                                                   $ 1,268.2                  $ 1,269.6                     $ 1,247.2
                                                      ----------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS
Investment Income                                      4.1%     $    17.3         4.8%     $    18.8            5.8%     $    18.2
Realized Gains (losses)                                0.0%            --         0.0%            --            0.0%            --
   Total                                               4.1%     $    17.3         4.8%     $    18.8            5.8%     $    18.2
                                                      ----------------------------------------------------------------------------
Ending Assets                                                   $   377.1                  $   463.5                     $   313.4
                                                      ----------------------------------------------------------------------------

OTHER INVESTED ASSETS
Investment Income                                     -0.5%     $    (0.2)        1.8%     $     1.0            1.3%     $     0.9
Realized Gains (losses)                               12.4%           4.9        37.5%          20.5           -2.2%          (1.5)
   Total                                              11.9%     $     4.7        39.3%     $    21.5           -0.9%     $    (0.6)
                                                      ----------------------------------------------------------------------------
Ending Assets                                                   $    38.0                  $    40.7                     $    68.6
                                                      ----------------------------------------------------------------------------

TOTAL BEFORE INVESTMENT EXPENSES
Investment Income                                      8.6%     $   933.6         7.4%     $   773.0            7.5%     $   770.6
Realized Gains (losses)                                1.1%         125.1         1.6%         171.1            0.7%          72.1
   Total                                               9.7%     $ 1,058.7         9.0%     $   944.1            8.2%     $   842.7
                                                      ----------------------------------------------------------------------------
Ending Assets                                                   $11,038.2                  $10,738.7                     $10,278.6
                                                      ----------------------------------------------------------------------------

Other Fee Income                                       0.0%     $     4.2         0.1%     $     4.8            0.0%     $     3.3
Investment expense                                    -0.3%     $   (35.5)       -0.4%     $   (42.1)          -0.4%     $   (40.9)

TOTAL AFTER INVESTMENT EXPENSES
Investment Income                                      8.3%     $   902.3         7.0%     $   735.7            7.1%     $   733.0
Realized Gains (losses)                                1.1%         125.1         1.6%         171.1            0.7%          72.1
   Total                                               9.4%     $ 1,027.4         8.6%     $   906.8            7.8%     $   805.1
                                                      ----------------------------------------------------------------------------
Ending Assets                                                    11,038.2                   10,738.7                      10,278.6
                                                      ----------------------------------------------------------------------------

Net unrealized gains (losses) on fixed maturities                  (206.4)                     252.5                         185.7
                                                      ----------------------------------------------------------------------------
    Total invested assets                                       $10,831.8                  $10,991.2                     $10,464.3
                                                      ============================================================================



--------------------------------------------------------------------------------
(1) Yields are based on annual average asset carrying values, excluding unrealized gains (losses) in the fixed maturity asset category.
(2) Yields are based on quarterly average asset carrying values, excluding unrealized gains (losses) in the fixed maturity asset category.
(3) Equity real estate income is shown net of operating expenses, depreciation and minority interest.

The Exhibit above include invested assets in the Closed Block.

EXHIBIT 15
(UNAUDITED)

                 FIXED MATURITIES BY CREDIT QUALITY - COMBINED BASIS

PUBLIC FIXED MATURITIES BY CREDIT QUALITY

---------------------------------------------------------------------------------------------------------
                                                                    QUARTER ENDED
                                                                  DECEMBER 31, 2000
     NAIC       RATING AGENCY                     AMORTIZED              % OF               ESTIMATED
    RATING      EQUIVALENT DESIGNATION              COST                 TOTAL             FAIR VALUE
    ------      ----------------------              ----                 -----             ----------
                                                                     ($ MILLIONS)
---------------------------------------------------------------------------------------------------------
       1        Aaa/Aa/A                          $ 2,664.8                 74.2%          $  2,671.6
       2        Baa                                   775.2                 21.3%               759.9
       3        Ba                                    133.2                  3.5%               125.5
       4        B                                      30.2                  0.7%                25.1
       5        Caa and lower                          10.8                  0.2%                 7.6
       6        In or near default                      1.8                  0.0%                 1.6
                                                       ----                  ----                ----
                Subtotal                            3,616.0                100.0%             3,591.3
                Redeemable preferred stock              1.0                  0.0%                 0.8
                                                       ----                  ----                ----

                Total Public Fixed
                Maturities                        $ 3,617.0                100.0%          $  3,592.1
                                                  ==========               ======          ==========


---------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED
                                                                     DECEMBER 31, 1999
     NAIC       RATING AGENCY                        AMORTIZED              % OF             ESTIMATED
    RATING      EQUIVALENT DESIGNATION                 COST                 TOTAL           FAIR VALUE
    ------      ----------------------                 ----                 -----           ----------

---------------------------------------------------------------------------------------------------------
       1        Aaa/Aa/A                              $ 2,745.1               74.1%        $  2,651.7
       2        Baa                                       769.2               20.8%             742.7
       3        Ba                                        171.0                4.6%             164.9
       4        B                                          13.1                0.4%              14.8
       5        Caa and lower                               1.1                0.1%               2.2
       6        In or near default                          0.4                0.0%               0.4
                                                      ---------              ------        ----------
                Subtotal                                3,699.9              100.0%           3,576.7
                Redeemable preferred stock                  1.0                0.0%               0.9
                                                      ---------              ------        ----------

                Total Public Fixed
                Maturities                            $ 3,700.9              100.0%        $  3,577.6
                                                      ==========             ======        ==========


PRIVATE FIXED MATURITIES BY CREDIT QUALITY






---------------------------------------------------------------------------------------------------------
                                                                   QUARTER ENDED
                                                                 DECEMBER 31, 2000
     NAIC       RATING AGENCY                     AMORTIZED              % OF               ESTIMATED
    RATING      EQUIVALENT DESIGNATION              COST                 TOTAL             FAIR VALUE
    ------      ----------------------              ----                 -----             ----------
                                                                              ($ MILLIONS)
---------------------------------------------------------------------------------------------------------
       1        Aaa/Aa/A                         $ 1,074.9                 34.9%           $ 1,086.3
       2        Baa                                1,614.6                 52.7%             1,628.8
       3        Ba                                   309.7                  9.7%               302.2
       4        B                                     50.0                  1.6%                48.5
       5        Caa and lower                          9.9                  0.3%                 9.9
       6        In or near default                     0.2                  0.0%                 0.2
                                                 ---------                 -----           ---------
                Subtotal                           3,059.3                 99.2%             3,075.9
                Redeemable preferred stock            26.4                  0.8%                25.0
                                                 ---------                 -----           ---------

                Total Private Fixed
                Maturities                       $ 3,085.7                 100.0%          $ 3,100.9
                                                 ==========                ======          =========

---------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED
                                                                      DECEMBER 31, 1999
     NAIC       RATING AGENCY                          AMORTIZED              % OF             ESTIMATED
    RATING      EQUIVALENT DESIGNATION                   COST                 TOTAL           FAIR VALUE
    ------      ----------------------                   ----                 -----           ----------
                                                                                   ($ MILLIONS)
---------------------------------------------------------------------------------------------------------
       1        Aaa/Aa/A                               $   996.0               32.8%        $    974.1
       2        Baa                                      1,744.9               57.0%           1,692.3
       3        Ba                                         250.7                8.2%             243.0
       4        B                                           10.0                0.3%               9.1
       5        Caa and lower                               25.0                0.8%              24.9
       6        In or near default                           3.7                0.2%               5.4
                                                       ---------              ------        ----------
                Subtotal                                 3,030.3               99.3%           2,948.8
                Redeemable preferred stock                  21.4                0.7%              19.8
                                                       ---------              ------        ----------

                Total Private Fixed
                Maturities                             $ 3,051.7              100.0%        $  2,968.6
                                                       =========              ======        ==========


TOTAL FIXED MATURITIES BY CREDIT QUALITY

---------------------------------------------------------------------------------------------------------
                                                                    QUARTER ENDED
                                                                  DECEMBER 31, 2000
     NAIC       RATING AGENCY                     AMORTIZED              % OF               ESTIMATED
    RATING      EQUIVALENT DESIGNATION              COST                 TOTAL             FAIR VALUE
    ------      ----------------------              ----                 -----             ----------
                                                                               ($ MILLIONS)
---------------------------------------------------------------------------------------------------------
       1        Aaa/Aa/A                        $  3,739.7                 56.1%          $  3,757.9
       2        Baa                                2,389.8                 35.7%             2,388.7
       3        Ba                                   442.9                  6.4%               427.7
       4        B                                     80.2                  1.1%                73.6
       5        Caa and lower                         20.7                  0.3%                17.5
       6        In or near default                     2.0                   0.0%                1.8
                                                ----------                ------          ----------
                Subtotal                           6,675.3                 99.6%             6,667.2
                Redeemable preferred stock            27.4                  0.4%                25.8
                                                ----------                ------          ----------

                Total Fixed
                Maturities                      $  6,702.7                100.0%          $  6,693.0
                                                ==========                ======          ==========
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED
                                                                      DECEMBER 31, 1999
     NAIC       RATING AGENCY                         AMORTIZED              % OF             ESTIMATED
    RATING      EQUIVALENT DESIGNATION                  COST                 TOTAL           FAIR VALUE
    ------      ----------------------                  ----                 -----           ----------
                                                                                   ($ MILLIONS)
---------------------------------------------------------------------------------------------------------
       1        Aaa/Aa/A                             $  3,741.1               55.4%        $  3,625.8
       2        Baa                                     2,514.1               37.2%           2,435.0
       3        Ba                                        421.7                6.2%             407.9
       4        B                                          23.1                0.4%              23.9
       5        Caa and lower                              26.1                0.4%              27.1
       6        In or near default                          4.1                0.1%               5.8
                                                     ----------              ------         ---------
                Subtotal                                6,730.2               99.7%           6,525.5
                Redeemable preferred stock                 22.4                0.3%              20.7
                                                     ----------              ------         ---------

                Total Fixed
                Maturities                           $  6,752.6              100.0%        $  6,546.2
                                                     ==========              ======        ==========
---------------------------------------------------------------------------------------------------------




  The Exhibit above includes invested assets in the Closed Block.

EXHIBIT 15 A
(UNAUDITED)

                     VENTURE CAPITAL PARTNERSHIP INVESTMENTS

VENTURE CAPITAL PARTNERSHIP INVESTMENTS:

----------------------------------------------------------------------------------------------------------------------------------

                                                                      DECEMBER 31, 2000              DECEMBER 31, 1999
                                                                      ($ IN MILLIONS)                ($ IN MILLIONS)

----------------------------------------------------------------------------------------------------------------------------------
EQUITY METHOD
    Public common stock                                                      $  47.8                        $  57.6
    Private common stock                                                        97.1                           69.3
                                                                      ---------------                ---------------
        Sub-total                                                            $ 145.0                        $ 126.9

COST METHOD
    Public common stock                                                      $  26.8                        $  40.8
    Private common stock                                                       106.2                           74.9
                                                                      ---------------                ---------------
        Sub-total                                                            $ 133.0                        $ 115.7
                                                                      ---------------                ---------------
TOTAL VENTURE CAPITAL PARTNERSHIP INVESTMENTS                                $ 278.0                        $ 242.6
                                                                      ===============                ===============



VENTURE CAPITAL PARTNERSHIP INVESTMENTS BY SECTOR:

----------------------------------------------------------------------------------------------------------------------------------

                                                                              December 31, 2000              DECEMBER 31, 1999
                                                                         ---------------------------------------------------------

                                                                            ($ MILLIONS)       %           ($ MILLIONS)         %

----------------------------------------------------------------------------------------------------------------------------------
Information Technology                                                     $   144.1       51.8%           $  126.9         52.3%
Domestic LBO                                                                    50.8       18.3%               44.0         18.1%
Life Sciences                                                                   21.0        7.6%               12.6          5.2%
Telecommunications                                                              15.9        5.7%               25.5         10.5%
International LBO                                                               18.2        6.6%               17.7          7.3%
Merchant Banking                                                                13.7        4.9%               15.4          6.3%
Other                                                                           14.3        5.1%                0.5          0.2%
                                                                               -----        ----               ----          ----
TOTAL VENTURE CAPITAL PARTNERSHIP INVESTMENTS BY SECTOR                     $  278.0       100.0%          $  242.6         100.0%
                                                                            ========      ======           ========        ======

EXHIBIT 16
(UNAUDITED)

             PROBLEM, POTENTIAL PROBLEM AND RESTRUCTURED COMMERCIAL
                   MORTGAGES AT CARRYING VALUE-COMBINED BASIS

-----------------------------------------------------------------------------------------------------------------

                                                                             DEC. 31,                 DEC. 31,
                                                                               2000                     1999
                                                                               ----                     ----
                                                                                     ($ MILLIONS)
-----------------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL MORTGAGES                                                   $  1,443.3               $  1,141.4
                                                                             ==========               ==========

Problem commercial mortgages (1)                                                   14.8                        -
Potential problem commercial mortgages                                             64.7                     72.1
Restructured commercial mortgages(2)                                               75.6                    134.8
                                                                             ----------               ----------

Total problem, potential problem & restructured
    commercial mortgages                                                     $    155.1               $    206.9
                                                                             ==========               ==========

Total problem, potential problem & restructured
    commercial mortgages as % of
    total commercial mortgages                                                     10.7%                    18.1%
                                                                             ==========               ==========

Valuation allowances/writedowns (3)
   Problem loans                                                             $      0.4               $        -
   Potential problem loans                                                         14.3                     16.2
   Restructured loans                                                               7.7                     26.0
                                                                             ----------               ----------
Total valuation allowances/writedowns                                        $     22.4               $     42.2
                                                                             ==========               ==========

Total valuation allowances as a percent of problem, potential problem and restructured commercial mortgages at carrying value before
   valuation allowances and writedowns                                            12.6%                    16.9%
                                                                             ==========               =========
-----------------------------------------------------------------------------------------------------------------




(1) Problem commercial mortgages include delinquent loans and mortgage loans in foreclosure.
(2) 100% are performing
(3) Includes impairment writedowns recorded prior to adoption of SFAS No. 114, Accounting by Creditors for Impairment of a Loan.

The Exhibit above includes invested assets in the Closed Block.

EXHIBIT 17
(UNAUDITED)

                               EQUITY REAL ESTATE

--------------------------------------------------------------------------

                                             DEC 31,         DEC 31,
                                              2000             1999
                                              ----             ----
                                                  ($ MILLIONS)
--------------------------------------------------------------------------
TYPE
Real estate                                $    54.2        $  140.3
Joint ventures                                 116.3           107.8
                                              ------          ------
   Subtotal                                    170.5           248.1
Foreclosed                                      41.5           121.0
                                           ----------       --------
   Total                                   $   212.0        $  369.1
                                           ==========       ========


------------------------------------------------------------------------------------------------------
                                               THREE MONTHS ENDED                 YEAR ENDED
                                                     DEC 31,                        DEC 31,
                                             2000             1999            2000           1999
                                             ----             ----            ----           ----
                                                 ($ MILLIONS)                   ($ MILLIONS)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Sales Proceeds                             $    97.1        $   75.3      $      214.0   $      349.5

Carrying value at date of sale                  88.0            63.7             182.9          281.4
                                           ==========       =========     =============  =============
Gain (loss)                                $     9.1        $   11.6      $       31.1   $       68.1
                                           ==========       =========     =============  =============

------------------------------------------------------------------------------------------------------

EXHIBIT 17A
(UNAUDITED)

                           MORTGAGES AND REAL ESTATE

------------------------------------------------------------------------------
                           DEC 31, 2000                    DEC 31, 1999
                           ($ MILLIONS)                    ($ MILLIONS)
------------------------------------------------------------------------------
GEOGRAPHIC REGION
Southeast                   $   420.3      21.4%           $   452.5    21.7%
West                            341.0      17.3%               404.9    19.4%
Northeast                       337.9      17.2%               362.8    17.4%
Mountain                        430.0      21.9%               367.5    17.6%
Midwest                         322.8      16.4%               316.0    15.2%
Southwest                       114.7       5.8%               178.8     8.6%
                            ---------       ----           ---------     ----
                            $ 1,966.7       100%           $ 2,082.5     100%
                            =========       ====           =========     ====


                           DEC 31, 2000                    DEC 31, 1999
                           ($ MILLIONS)                    ($ MILLIONS)
------------------------------------------------------------------------------

PROPERTY TYPE:
Office Buildings            $   853.4      43.4%           $   866.9    41.7%
Agricultural                    311.3      15.8%               571.8    27.5%
Hotel                           287.6      14.6%               221.2    10.6%
Retail                          147.4       7.5%               130.3     6.3%
Industrial                      133.6       6.8%               107.2     5.1%
Other                           133.0       6.8%               137.6     6.6%
Apartment Buildings             100.4       5.1%                47.5     2.3%
                               ------       ----               -----     ----
                            $ 1,966.7       100%           $ 2,082.5     100%
                            =========       ====           =========     ====


The Exhibit above includes invested assets in the Closed Block.

EXHIBIT 18
(UNAUDITED)


                           HISTORICAL QUARTERLY DATA

----------------------------------------------------------------------------------------------------------
                                                      2000        Q4'2000       Q3'2000       Q2'2000
                                                      ----        -------       -------       -------
                                                            ($ MILLIONS, EXCEPT PER SHARE AMOUNTS)
----------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                               $ 700.5       $ 196.5       $ 162.5        $ 176.5
Universal life and investment-type product
 policy fees                                             205.8          48.8          51.2           55.9
Net investment income                                    978.1         165.2         231.6          229.5
Net realized gains on investments                         37.5           4.9          22.9           (8.9)
Group pension profits                                     37.1           8.1          10.8            8.1
Other income                                             223.3          49.3          52.3           62.1

                                                  --------------------------------------------------------
     Total revenues                                    2,182.3         472.8         531.3          523.2
                                                  --------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits to policyholders                                787.8         210.7         194.0          202.4
Interest credited to policyholder's account
 balances                                                110.6          27.5          28.9           25.8
Amortization of deferred policy acquisition
 costs                                                   139.1          33.7          30.7           37.2
Dividends to policyholders                               235.5          64.6          61.0           52.7
Other operating costs and expenses(2)                    513.2         124.2         116.4          133.6
                                                  --------------------------------------------------------
    Total benefits and expenses                        1,786.2         460.7         431.0          451.7
                                                  --------------------------------------------------------
Income before income taxes and extraordinary
 item                                                    396.1          12.1         100.3           71.5

Income tax expense                                       133.8           3.0          33.1           23.4
                                                  --------------------------------------------------------
Income before extraordinary item                         262.3           9.1          67.2           48.1
Extraordinary item, net                                  (37.7)            -          (1.0)             -
                                                  --------------------------------------------------------
Net income                                             $ 224.6       $   9.1       $  66.2        $  48.1
                                                  ========================================================

OPERATING INCOME:
Net Income                                             $ 224.6       $   9.1       $  66.2        $  48.1
Less:
  Net realized gains on investments (after-tax)          (24.4)         (3.2)        (14.9)           5.8
Plus:
  Policyholder dividends resulting from closed
  block realized  gains (after tax)                       (4.5)         (1.7)          1.7           (2.9)
  Surplus tax                                                -             -             -              -
  Extraordinary items                                     37.7             -           1.0              -
                                                  --------------------------------------------------------
Operating income                                       $ 233.4       $   4.2       $  54.0        $  51.0
Early Retirement and Realignment Charge
                                                  --------------------------------------------------------
Operating Income Excluding Charge                      $ 233.4       $   4.2       $  54.0        $  51.0
                                                  ========================================================



NUMBER OF SHARES USED IN PER SHARE
 CALCULATIONS(1):
   BASIC                                            46,466,675    46,149,301    46,147,359     46,528,902
   DILUTED                                          47,787,893    48,187,864    47,665,052     47,549,860

Net Income Per Share:
   BASIC                                               $  4.83       $  0.20       $  1.43        $  1.03
   DILUTED                                             $  4.70       $  0.19       $  1.39        $  1.01

INCOME BEFORE EXTRAORDINARY ITEM
   BASIC                                               $  5.64       $  0.20       $  1.46        $  1.03
   DILUTED                                             $  5.49       $  0.19       $  1.41        $  1.01

OPERATING INCOME BEFORE EARLY RETIREMENT
 AND REALIGNMENT CHARGE PER SHARE:
   BASIC                                               $  5.02       $  0.09       $  1.17        $  1.10
   DILUTED                                             $  4.88       $  0.09       $  1.13        $  1.07

OPERATING INCOME PER SHARE:
   BASIC                                               $  5.02       $  0.09       $  1.17        $  1.10
   DILUTED                                             $  4.88       $  0.09       $  1.13        $  1.07

-------------------------------------------------------------------------------------------------------------
                                                     Q1'2000         1999          Q4'99          Q3'99
                                                     -------         ----          -----          -----
                                                            ($ MILLIONS, EXCEPT PER SHARE AMOUNTS)
-------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                                 $ 165.0       $ 717.1        $ 203.5        $ 165.0
Universal life and investment-type product
 policy fees                                                49.9         196.3           50.6           47.8
Net investment income                                      351.8         902.3          298.8          219.3
Net realized gains on investments                           18.6         125.1           24.4           24.4
Group pension profits                                       10.1          63.0           15.2           21.5
Other income                                                59.6         197.2           57.2           47.6
                                                                                            -              -
                                                  -----------------------------------------------------------
     Total revenues                                        655.0       2,201.0          649.7          525.6
                                                  -----------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits to policyholders                                  180.7         787.1          219.3          180.4
Interest credited to policyholder's account
 balances                                                   28.4         115.5           28.3           28.5
Amortization of deferred policy acquisition
 costs                                                      37.5         137.8           29.2           41.3
Dividends to policyholders                                  57.2         230.7           49.5           64.1
Other operating costs and expenses(2)                      139.0         547.3          148.8          166.3
                                                  -----------------------------------------------------------
    Total benefits and expenses                            442.8       1,818.4          475.1          480.6
                                                  -----------------------------------------------------------
Income before income taxes and extraordinary
 item                                                      212.2         382.6          174.6           45.0

Income tax expense                                          74.3         132.0           60.9           15.5
                                                  -----------------------------------------------------------
Income before extraordinary item                           137.9         250.6          113.7           29.5
Extraordinary item, net                                    (36.7)         (2.0)          (0.1)          (1.9)
                                                  -----------------------------------------------------------
Net income                                               $ 101.2       $ 248.6        $ 113.6        $  27.6
                                                  ===========================================================

OPERATING INCOME:
Net Income                                               $ 101.2       $ 248.6        $ 113.6        $  27.6
Less:
  Net realized gains on investments (after-tax)            (12.1)        (81.4)         (15.8)         (15.9)
Plus:
  Policyholder dividends resulting from closed
  block realized  gains (after tax)                         (1.6)          1.9           (3.0)           1.2
  Surplus tax                                                  -             -              -              -
  Extraordinary items                                       36.7           2.0            0.1            1.9
                                                  -----------------------------------------------------------
Operating income                                         $ 124.2       $ 171.1        $  94.9        $  14.8
Early Retirement and Realignment Charge                                   38.8            0.5           38.3
                                                  -----------------------------------------------------------
Operating Income Excluding Charge                        $ 124.2       $ 209.9        $  95.4        $  53.1
                                                  ===========================================================



NUMBER OF SHARES USED IN PER SHARE
 CALCULATIONS(1):
   BASIC                                              47,104,995    47,238,328     47,238,328     47,238,166
   DILUTED                                            47,703,881    47,812,953     47,877,402     47,988,904

NET INCOME PER SHARE:
   BASIC                                                 $  2.15       $  5.26        $  2.40        $  0.58
   DILUTED                                               $  2.12       $  5.20        $  2.37        $  0.58

INCOME BEFORE EXTRAORDINARY ITEM
   BASIC                                                 $  2.93       $  5.31        $  2.41        $  0.62
   DILUTED                                               $  2.89       $  5.24        $  2.37        $  0.61

OPERATING INCOME BEFORE EARLY RETIREMENT AND
 REALIGNMENT CHARGE PER SHARE:
   BASIC                                                 $  2.64       $  4.44        $  2.02        $  1.12
   DILUTED                                               $  2.60       $  4.39        $  1.99        $  1.11

OPERATING INCOME PER SHARE:
   BASIC                                                 $  2.64       $  3.62        $  2.01        $  0.31
   DILUTED                                               $  2.60       $  3.58        $  1.98        $  0.31

-----------------------------------------------------------------------------------------------------------
                                                     Q2'99         Q1'99          1998          Q4'98
                                                     -----         -----          ----          -----
                                                            ($ MILLIONS, EXCEPT PER SHARE AMOUNTS)
-----------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                               $ 178.9       $ 169.7        $ 721.8        $ 200.5
Universal life and investment-type product
 policy fees                                              52.5          45.4          151.6           39.7
Net investment income                                    196.1         188.1          735.7          180.9
Net realized gains on investments                         43.1          33.2          171.1            1.5
Group pension profits                                     12.0          14.3           56.8           22.7
Other income                                              50.0          42.4          163.2           47.7
                                                             -             -              -              -
                                                  ---------------------------------------------------------
     Total revenues                                      532.6         493.1        2,000.2          493.0
                                                  ---------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits to policyholders                                200.5         186.9          789.8          227.4
Interest credited to policyholder's account
 balances                                                 28.6          30.1          113.7           25.7
Amortization of deferred policy acquisition
 costs                                                    32.6          34.7          131.0           28.1
Dividends to policyholders                                53.5          63.6          218.2           54.6
Other operating costs and expenses(2)                    125.2         107.0          453.3          123.6
                                                  ---------------------------------------------------------
    Total benefits and expenses                          440.4         422.3        1,706.0          459.4
                                                  ---------------------------------------------------------
Income before income taxes and extraordinary
 item                                                     92.2          70.8          294.2           33.6

Income tax expense                                        30.8          24.8          103.0           11.7
                                                  ---------------------------------------------------------
Income before extraordinary item                          61.4          46.0          191.2           21.9
Extraordinary item, net                                      -                        (27.2)         (11.7)
                                                  ---------------------------------------------------------
Net income                                             $  61.4       $  46.0       $  164.0        $  10.2
                                                  =========================================================

OPERATING INCOME:
Net Income                                             $  61.4       $  46.0       $  164.0        $  10.2
Less:
  Net realized gains on investments (after-tax)          (28.0)        (21.6)        (111.2)          (0.9)
Plus:
  Policyholder dividends resulting from closed
  block realized  gains (after tax)                        0.9           2.8
  Surplus tax                                                -             -              -              -
  Extraordinary items                                        -             -           27.2           11.7
                                                  ---------------------------------------------------------
Operating income                                       $  34.3       $  27.2        $  80.0        $  21.0
Early Retirement and Realignment Charge
                                                  ---------------------------------------------------------
Operating Income Excluding Charge                      $  34.3       $  27.2        $  80.0        $  21.0
                                                  =========================================================



NUMBER OF SHARES USED IN PER SHARE
 CALCULATIONS(1):
   BASIC                                            47,237,950    47,238,156     47,241,084     47,241,084
   DILUTED                                          47,711,875    47,434,694     47,884,815     47,884,815

NET INCOME PER SHARE:
   BASIC                                               $  1.30       $  0.97        $  3.47        $  0.22
   DILUTED                                             $  1.29       $  0.97        $  3.42        $  0.21

INCOME BEFORE EXTRAORDINARY ITEM
   BASIC                                               $  1.30       $  0.97        $  4.05        $  0.46
   DILUTED                                             $  1.29       $  0.97        $  3.99        $  0.46

OPERATING INCOME BEFORE EARLY RETIREMENT AND
 REALIGNMENT CHARGE PER SHARE:
   BASIC                                               $  0.73       $  0.58        $  1.69        $  0.44
   DILUTED                                             $  0.72       $  0.57        $  1.67        $  0.44

OPERATING INCOME PER SHARE:
   BASIC                                               $  0.73       $  0.58        $  1.69        $  0.44
   DILUTED                                             $  0.72       $  0.57        $  1.67        $  0.44

------------------------------------------------------------------------------------------------
                                                     Q3'98           Q2'98           Q1'98
                                                     -----           -----           -----
                                                     ($ MILLIONS, EXCEPT PER SHARE AMOUNTS)
------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                                $ 167.5         $ 177.4         $ 176.4
Universal life and investment-type product
 policy fees                                               37.6            37.7            36.6
Net investment income                                     197.1           175.5           182.2
Net realized gains on investments                          12.0           100.1            57.5
Group pension profits                                      11.4            13.1             9.6
Other income                                               37.1            43.3            35.1
                                                              -               -               -
                                                  ----------------------------------------------
     Total revenues                                       462.7           547.1           497.4
                                                  ----------------------------------------------

BENEFITS AND EXPENSES:
Benefits to policyholders                                 182.7           193.2           186.5
Interest credited to policyholder's account
 balances                                                  29.3            28.4            30.3
Amortization of deferred policy acquisition
 costs                                                     32.1            37.9            32.9
Dividends to policyholders                                 55.2            53.8            54.6
Other operating costs and expenses(2)                     102.7           117.6           109.4
                                                  ----------------------------------------------
    Total benefits and expenses                           402.0           430.9           413.7
                                                  ----------------------------------------------
Income before income taxes and extraordinary
 item                                                      60.7           116.2            83.7

Income tax expense                                         19.5            41.5            30.3
                                                  ----------------------------------------------
Income before extraordinary item                           41.2            74.7            53.4
Extraordinary item, net                                    (5.8)           (4.6)           (5.1)
                                                  ----------------------------------------------
Net income                                              $  35.4         $  70.1         $  48.3
                                                  ==============================================

OPERATING INCOME:
Net Income                                              $  35.4         $  70.1         $  48.3
Less:
  Net realized gains on investments (after-tax)            (7.9)          (65.0)          (37.4)
Plus:
  Policyholder dividends resulting from closed
  block realized  gains (after tax)
  Surplus tax                                              (1.9)            0.9             1.0
  Extraordinary items                                       5.8             4.6             5.1
                                                  ----------------------------------------------
Operating income                                        $  31.4         $  10.6         $  17.0
Early Retirement and Realignment Charge
                                                  ----------------------------------------------
Operating Income Excluding Charge                       $  31.4         $  10.6         $  17.0
                                                  ==============================================



NUMBER OF SHARES USED IN PER SHARE
 CALCULATIONS(1):
   BASIC                                             47,238,166      47,237,950      47,238,156
   DILUTED                                           47,988,904      47,711,875      47,434,694

NET INCOME PER SHARE:
   BASIC                                                $  0.75         $  1.48         $  1.02
   DILUTED                                              $  0.74         $  1.47         $  1.02

INCOME BEFORE EXTRAORDINARY ITEM
   BASIC                                                $  0.87         $  1.58         $  1.13
   DILUTED                                              $  0.86         $  1.57         $  1.13

OPERATING INCOME BEFORE EARLY RETIREMENT AND
 REALIGNMENT CHARGE PER SHARE:
   BASIC                                                $  0.66         $  0.22         $  0.36
   DILUTED                                              $  0.65         $  0.22         $  0.36

OPERATING INCOME PER SHARE:
   BASIC                                                $  0.66         $  0.22         $  0.36
   DILUTED                                              $  0.65         $  0.22         $  0.36

(1) Except as discussed below, for comparative purposes per share amounts for periods prior to the reorganization of the Company were determined assuming that the basic and diluted shares outstanding at the end of each period equaled the basic and diluted weigted average shares outstanding for comparable periods following reorganization. The fourth quarter and year ended December 31, 1998 and after per share amounts were determined based on the actual weighted average basic and diluted shares outstanding for such periods as presented in the Company's SEC filings.

(2) The year ended and quarter ended December 31, 1999 includes $59.7 million and $0.8 respectively for early retirement and realignment charges.

EXHIBIT 19

                            STATUTORY EXPENSE RATIOS

------------------------------------------------------------------------------------------------------------------------------------
                                             THREE MONTHS ENDING                   AS OF DECEMBER 31,
                                                 DECEMBER 31,            2000        1999          1998         1997        1996
                                                 ------------            ----        ----          ----         ----        ----
                                                2000        1999
                                                ----        ----
------------------------------------------------------------------------------------------------------------------------------------


PREMIUMS AND DEPOSITS (1):
  MONY Life Insurance Company                   $ 270.6    $ 268.6    $ 1,126.8    $   900.0    $   919.8    $ 1,003.0    $ 1,046.6
  MONY Life Insurance Company of America          291.1      464.4      1,549.7      1,361.0        774.3        770.6        713.2
                                               --------   --------    ---------   ----------   ----------   ----------   ----------
Total(6)                                        $ 561.7    $ 733.0    $ 2,676.5    $ 2,261.0    $ 1,694.1    $ 1,773.6    $ 1,759.8
                                               ========   ========    =========   ==========   ==========   ==========   ==========

GENERAL EXPENSES (2) (4) (5):
  MONY Life Insurance Company                   $  63.9    $  63.1    $   261.1    $   247.8    $   308.2    $   355.9    $   417.4
  MONY Life Insurance Company of America           30.4       28.1        117.9        106.7         86.7         65.1         56.4
                                               --------   --------    ---------   ----------   ----------   ----------   ----------
Total                                           $  94.3    $  91.2    $   379.0    $   354.5    $   394.9    $   421.0    $   473.8
                                               ========   ========    =========   ==========   ==========   ==========   ==========

LESS REAL ESTATE EXPENSES (3):
  MONY Life Insurance Company                   $   4.9    $   8.5    $    22.5    $    34.9    $    56.3    $    86.2    $   130.4
  MONY Life Insurance Company of America            0.6        0.8          2.7          2.8          3.2          5.4          6.4
                                               --------   --------    ---------   ----------   ----------   ----------   ----------
Total                                           $   5.5    $   9.3    $    25.2    $    37.7    $    59.5    $    91.6    $   136.8
                                               ========   ========    =========   ==========   ==========   ==========   ==========

Expenses (excluding real estate expenses)       $  88.8    $  81.9    $   353.8    $   316.8    $   335.4    $   329.4    $   337.0
                                               ========   ========    =========   ==========   ==========   ==========   ==========

Expenses (excluding real estate expenses)
 to Net Premiums
and Deposits                                       15.8%      11.2%        13.2%        14.0%        19.8%        18.6%        19.1%


-----------------------------------------------------------------------------------------------------------------------------------

(1) Full Year Results from Annual Statement Page 4, Lines 1 and 1A (2) Full Year Results from Annual Statement Exhibit 5, Line 10 (3) Full Year Results from Annual Statement Exhibit 5, Line 9.1

(2) Full Year Results from Annual Statement Exhibit 5, Line 10.

(3) Full Year Results from Annual Statement Exhibit 5, Line 9.1.

(4) 1998 General Expenses Exclude Year to date Disbursements of $20 million and quarter to date disbursements of $5.1 million for Y2K and other strategic items

(5) 1999 Excludes $59.7 million of early retirement and realignment charge

(6) Includes for fourth quarter and year-ended December 31, 2000 approximately $116 million and $1.0 billion respectively of transfers to new product series. Includes for fourth quarter and year-ended December 31, 1999 $286 million and $727 million respectively of transfers to new product series.

                                       32